UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 28, 2007, MasterCard Incorporated (the “Company”) received notice from Manoel Luiz Ferrão de Amorim that he had accepted a new full time position as President and Chief Executive Officer of Globex Utilidades S.A. and was ending his service as a director of the Company and MasterCard International Incorporated, effective March 26, 2007. As a result of his new position, Mr. Amorim no longer meets the director qualification requirements set forth in the Company’s Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: March 30, 2007	By	/s/ Noah J. Hanft
Noah J. Hanft
General Counsel and Secretary